CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2014	Dec. 31, 2013
Current Assets
Cash	$ 11,009	$ 38,879
Total Current Assets	11,009	38,879
Properties and Equipment, net	28,769	3,068
Total Assets	39,778	41,947
Current Liabilities
Accounts Payable	10,000
Accrued Salary	126,198	144,035
Note Payable	27,204
Total Current Liabilities	163,402	144,035
Total Liabilities	163,402	144,035
Stockholders' Deficit:
Preferred Stock; par value $0.001 authorized 80,000,000 shares, Issued 0 shares, respectively
Common Stock; par value $0.001 authorized 800,000,000 shares, Issued 117,795,000, respectively	117,795	117,795
Additional Paid in Capital	12,595,705	12,595,705
Accumulated Deficit	(12,837,124)	(12,815,588)
Total Stockholders' Deficit	(123,624)	(102,088)
Total Liabilities and Stockholders' Deficit	$ 39,778	$ 41,947